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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 13, 1996
                                                         -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)




              Georgia               33-80547           59-3074176
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          (State or other         (Commission       (I.R.S. Employer
          jurisdiction of         File Number)     Identification No.)
          incorporation)


              3399 Peachtree Road, N.E.
              The Lenox Building
              Suite 400, Atlanta, Georgia                  30326
--------------------------------------------------------------------------------
          (Address of principal executive officers)      (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 7.  Exhibits.

     Premiere Technologies, Inc. hereby amends its Current Report on Form 8-K dated November 13, 1996, filed with the Securities and Exchange Commission (the "Commission") on November 22, 1996, to amend Exhibit 10.1.

         (c)  Exhibits.


         10.1 Strategic Alliance Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.(1)

------------------
(1) Portions of this exhibit are the subject of a Request for Confidential Treatment. The copy filed as an exhibit omits the information subject to the confidentiality request. Such omitted information has been filed separately with the Commission.



                                      -2-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By: /s/ Patrick G. Jones
                            -------------------------------------------
                             Patrick G. Jones
                             Senior Vice President of Finance and Legal

Dated: February 24, 1997


                                      -3-

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                                 EXHIBIT INDEX



10.1 Strategic Alliance Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.(1)

------------------
(1) Portions of this exhibit are the subject of a Request for Confidential Treatment. The copy filed as an exhibit omits the information subject to the confidentiality request. Such omitted information has been filed separately with the Commission.